SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 23, 2015

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street     Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The Company has reported its first quarter 2016 financial results. The Company's press release dated October 27, 2015 announcing the results is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information set forth in this Item 2.02 of Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Twin Disc, Incorporated (the “Company”) was held on October 23, 2015. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Proposal No. 1 – Election of Directors.

The shareholders of the Company elected each of the Director nominees proposed by the Company's Board of Directors to serve until the 2018 Annual Meeting of Shareholders or until their successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Percent(1)	Votes Withheld	Percent(1)	Broker Non-Votes
David B. Rayburn	8,742,994	92.66%	692,682	7.34%	1,134,510
Janet P. Giesselman	9,161,477	97.09%	274,199	2.91%	1,134,510

Proposal No. 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers.

In an advisory vote, the shareholders of the Company approved the compensation of the Company’s Named Executive Officers. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of Votes Cast:	9,001,199	327,248	107,229	1,134,510

Proposal No. 3 - Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm.

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions
Number of Votes Cast:	10,442,499	109,016	18,671

(1)

Percentages shown for election of Directors (Proposal No. 1) are based on totals of votes cast for and votes withheld from each indicated Director. Abstentions and broker non-votes were not considered as part of the totals on which percentages were based.

Proposal No. 4 – Approval of Amended and Restated Twin Disc, Inc. 2010 Long-Term Incentive Compensation Plan.

The shareholders of the Company approved the Amended and Restated Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan (the “Plan”). The Plan was submitted for shareholder vote to re-approve the performance goals under the Plan for purposes of Section 162(m) of the Internal Revenue Code. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Number of Votes Cast:	9,087,800	312,252	35,624	1,134,510

Item 7.01	Regulation FD Disclosure

The information set forth under Item 2.02 of this report is incorporated herein by reference solely for the purposes of this Item 7.01.

The information set forth in this Item 7.01 of Form 8-K is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On October 23, 2015, each of the non-employee Directors of the Company received 4,555 shares of Restricted Stock under the Twin Disc, Incorporated 2010 Stock Incentive Plan for Non-Employee Directors (the “Director’s Plan”), representing 50% of their annual Board retainer (exclusive of Committee chair fees). A copy of the Director’s Plan was included as Appendix B of the Proxy Statement for the Annual Meeting of Shareholders held on October 15, 2010 (File No. 001-07635). The form of Restricted Stock Agreement entered into between the Company and each non-employee Director was filed as Exhibit 10.3 to the Company’s Form 8-K filed on October 19, 2010 (File No. 001-07635).

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release announcing first quarter 2016 financial results.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 27, 2015	Twin Disc, Inc.

/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary